UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5522
                                   ------------


                             AXP SECTOR SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     6/30
                         --------------
Date of reporting period:    6/30
                         --------------

AXP(R)
  Dividend
        Opportunity
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  June 30,  2004

AXP Dividend Opportunity Fund seeks to provide shareholders with a high level of current income. Secondary goal is growth of income and capital.

 (logo)                                                                 (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                                    3

Questions & Answers
   with Portfolio Management                                     4

The Fund's Long-term Performance                                10

Investments in Securities                                       12

Financial Statements                                            15

Notes to Financial Statements                                   18

Report of Independent Registered
   Public Accounting Firm                                       30

Federal Income Tax Information                                  31

Fund Expenses Example                                           33

Board Members and Officers                                      35

Proxy Voting                                                    37

[dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Fund Snapshot
        AS OF JUNE 30, 2004

PORTFOLIO MANAGERS

Portfolio manager                 Since               Years in industry
Warren Spitz                      2/04                       20

Associate portfolio managers
Steve Schroll                     2/04                       23
Laton Spahr                       2/04                        5

FUND OBJECTIVE

High level of current income. Secondary goal is growth of income and capital.

Inception dates
A: 8/1/88       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INUTX        B: IUTBX        C: ACUIX        Y: --

Total net assets                                         $1.011 billion

Number of holdings                                                  103

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                      LARGE
  X                      MEDIUM  SIZE
  X                      SMALL

SEC YIELDS

As of June 30, 2004

 Class A           Class B            Class C                Class Y
  2.57%             1.97%              1.95%                  2.87%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

SECTOR COMPOSITION

Percentage of portfolio assets

[pie graph]

Financials 21.8%
Utilities 17.6%
Materials 12.1%
Energy 11.6%
Telecommunications 10.0%
Consumer staples 8.5%
Consumer discretionary 5.2%
Industrials 5.0%
Short-term securities* 3.6%
Health care 2.6%
Technology 2.0%

* 3.4% of the securities in this category is due to security lending activity. 0.2% of the short-term securities is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Bank of America (Banks and savings & loans)                         3.7%
ChevronTexaco (Energy)                                              2.9
SBC Communications (Utilities -- telephone)                         2.9
BP ADR (Energy)                                                     2.4
General Motors (Automotive & related)                               2.4
Altria Group (Beverages & tobacco)                                  1.9
Kerr-McGee (Energy)                                                 1.8
Dow Chemical (Chemicals)                                            1.8
XL Capital Cl A (Insurance)                                         1.7
RJ Reynolds Tobacco Holdings
   (Beverages & tobacco)                                            1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

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3   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

On February 18, 2004, AXP Utilities Fund was renamed AXP Dividend Opportunity Fund and its investment strategy changed. Since then, a new portfolio management team led by Warren Spitz, Steve Schroll and Laton Spahr has been selecting stocks paying attractive dividends across a broad range of sectors. To the right, the team discusses the Fund's results and positioning for fiscal year 2004.

(bar graph)

                    PERFORMANCE COMPARISON
               For the year ended June 30, 2004

 25%                    (bar 2)
 20%                    +21.13%       (bar 3)        (bar 4)
 15%                                  +19.11%        +18.99%
 10%      (bar 1)
  5%      +5.87%
  0%

(bar 1) AXP Dividend Opportunity Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3) Standard & Poor's 500 Index (unmanaged)
(bar 4) Lipper Equity Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

Q: How did AXP Dividend Opportunity Fund perform for the fiscal year ended June 30, 2004?

A: AXP Dividend Opportunity Fund's Class A shares gained 5.87% (excluding sales charge) for the 12 months ended June 30, 2004. The Fund substantially underperformed the 21.13% advance of its benchmark, the Russell 1000(R) Value Index, and the 18.99% gain of the Lipper Equity Income Funds Index, representing the Fund's new peer group, for the same period. The S&P 500 Index, the Fund's former benchmark, rose 19.11% for the fiscal year.

    While the Fund's total return was disappointing, from an income standpoint we believe the Fund made a successful transition to a new investment objective. The Fund met one of its primary goals of providing attractive income potential from equity securities that pay dividends qualifying for lower tax rates under the 2003 federal tax laws.

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4   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Current yield on dividend-paying stocks is quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue.(end callout quote)

Q:   What factors most significantly affected performance?

A: Two major factors affected the Fund's relative total return performance during the fiscal year. First, for the majority of the period, the Fund was still a utilities fund, a sector that underperformed the Russell 1000(R) Value Index during these months. Technological change, competition, and a dynamic regulatory environment made utilities stocks increasingly volatile. Poor industry

AVERAGE ANNUAL TOTAL RETURNS

                             Class A              Class B                      Class C                   Class Y
(Inception dates)           (8/1/88)             (3/20/95)                    (6/26/00)                 (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)    NAV(1)   After CDSC(4)     NAV(5)      POP(5)
as of June 30, 2004
1 year                  +5.87%     -0.22%     +5.08%       +1.08%        +5.11%      +5.11%         +6.35%      +6.35%
3 years                 -7.73%     -9.53%     -8.43%       -9.27%        -8.42%      -8.42%         -7.52%      -7.52%
5 years                 -3.25%     -4.39%     -3.98%       -4.13%          N/A         N/A          -3.05%      -3.05%
10 years                +7.26%     +6.63%       N/A          N/A           N/A         N/A            N/A         N/A
Since inception         +9.04%     +8.63%     +6.95%       +6.95%        -5.71%      -5.71%         +7.93%      +7.93%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Questions & Answers

    allocation and stock selection also detracted from performance prior to late February, especially exposure to stocks of regional Bell companies. Operating margin pressures for both wireless and wire-line companies, unexpected regulatory pronouncements by the Federal Communications Commission, the specter of cable companies offering voice telecommunications services over their broadband networks, and perceived problems associated with number portability, all had a negative effect on the telecom industry.

    Second, the Fund was undergoing a transition in both investment strategy and portfolio management team beginning in late February. While the Fund still had a higher-than-index position in the utilities sector through the end of the fiscal year, we reduced the percentage of portfolio assets in utilities to less than one-fifth of the Fund's portfolio by June 30, 2004. The Fund's position in the utilities sector continued to detract from its relative performance, as the sector produced negative returns for the second calendar quarter. The Fund's holding in telecommunications company AT&T hurt most.

    On the positive side, the Fund's exposure to, and stock selection within, the financials and basic materials sectors contributed favorably to performance since our team assumed portfolio management responsibilities.

Q:  What changes did you make to  the portfolio?

A: In late February, we began the process of shifting from a single-sector utilities fund to a broad-based fund with a focus on dividend-paying stocks. We believe this change in investment strategy will help the Fund maintain an attractive risk/reward profile for income-oriented equity investors. Indeed, in our view, this new mandate potentially offers several investor benefits.

    Historically, a diversified portfolio of dividend-paying equities has been less volatile than a portfolio concentrated in

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6   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Questions & Answers

    one sector. The changes we enacted may also provide an opportunity to maximize the benefits of last summer's federal tax legislation, which provides favorable income tax treatment to qualified dividend income from equity securities. The federal tax rate for certain dividend income was lowered to 15% in 2003, effective through 2008 (5% for taxpayers in the lowest two brackets, 0% in 2008 for those taxpayers). We believe these tax law changes will engender greater interest in these dividend-paying stocks, as investors use both the dividend factor and the effectively higher after-tax yields on these equities as criteria in choosing stocks.

    In addition, stocks that pay dividends historically outperform those that do not over time. This was even true for the three years ended Dec. 31, 2002, as their income generation provided some significant downside cushion during the bear market. Investors in dividend-paying stocks continued to get paid while waiting for the turnaround in share prices that came in 2003. Also, historically, dividend income has provided more than 40% of total return from equities. (Source: Ibbotson and Associates and Bloomberg based on average annual returns of the NYSEComposite Index and S&P 500 Index)

    We completed the strategic shift by the start of the second quarter of 2004, and thus the majority of the Fund's 118% annual portfolio turnover can be attributed to this unique period of dramatic transition. Since then, we maintained low turnover in an effort to take advantage of dividend income tax benefits.

    As of June 30, 2004, every sector in the Russell 1000(R) Value Index was represented in the portfolio. With this diversification, it is important to note that the Fund was still able to maintain the attractive yield achieved as a utilities fund and, at the same time, outperform the average single-sector utilities fund. Thus, we believe the Fund now offers an improved risk/reward investment opportunity for shareholders.

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7   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Questions & Answers

A Look at the Fund's Stock Selection Process

Step 1       Apply quantitative screens to determine yield potential

Step 2 Conduct fundamental research on most attractive dividend paying securities within varied sectors/industries

Step 3       Identify stocks that are selling at low relative valuations

Step 4       Build portfolio of between 50 to 100 stocks,  usually 70 or more

Step 5 Managers monitor holding period, tax qualification and transaction costs for tax consequences

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the biggest question facing the financial markets at the end of the second quarter concerned the sustainability of U.S. economic growth at the rather robust pace set in 2004 to date. Even with this uncertainty, however, we remain optimistic about four areas of the equity market -- industrials, energy, select financials, and telecommunications services -- and we expect to maintain higher-than-index positions in each as we look ahead.

    In industrials, which incorporates basic materials and producer durables, orders have been strong, supporting strong earnings growth potential. We expect supply/demand dynamics in the energy sector to maintain high prices and thus strong stock performance. Property and casualty insurance companies are

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8   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Questions & Answers

    attractively valued currently and have better earnings growth prospects, in our view, than banks or the equity market in general. Telecommunications services companies tend to generate good cash flow and remain among the least expensive stocks in the equity market on a price-to-free cash flow basis. Thus, we believe these stocks have the potential to do relatively well for 2004. At the same time, we intend to maintain lower-than-index positions in the portfolio in the consumer sectors, which we believe could lag should U.S. economic growth slow.

    We are also optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate.

    Dividends were not given much consideration over the last several years. However we believe that, as supported by the 2003 tax law changes, investors will return their focus in the years ahead to the importance of dividends as part of a total return strategy as well as the many other historical benefits of dividend-paying stocks. In fact, corporate managements are increasingly choosing dividend increases over stock buybacks as a method of returning wealth to shareholders. Plus, there is a modest trend toward more companies paying dividends, including several within the much-maligned telecommunications sector. These trends will likely garner additional investor interest in dividend-paying stocks.

    We intend to continue managing the portfolio through a diversified mix of dividend-paying stocks, with a focus on large-cap value-oriented companies.

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9   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Dividend Opportunity Fund Class A shares (from 7/1/94 to 6/30/04) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Value Index, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the S&P 500 Index to the Russell 1000(R) Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We have included both indexes in this comparison. In the future, however, only the Russell 1000(R) Value Index will be included. In addition, the Fund also replaced the Lipper Utility Funds Index with the Lipper Equity Income Funds Index.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                 Class A
                                       Short-term       Long-term
Fiscal year ended          Income     capital gains   capital gains     Total
June 30, 2004              $0.20        $  --           $  --           $0.20
June 30, 2003               0.18           --              --            0.18
June 30, 2002               0.18           --            0.29            0.47
June 30, 2001               0.13           --            0.39            0.52
June 30, 2000               0.18         0.14            0.59            0.91

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10   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

(line graph)

                                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP DIVIDEND OPPORTUNITY FUND

AXP Dividend Opportunity Fund Class A
  (includes sales charge)  $ 9,425   $10,220   $12,293  $14,520   $18,655   $22,407   $22,783   $24,182   $18,383  $17,942   $18,995
Russell 1000(R) Value
  Index(1)                 $10,000   $12,047   $15,014  $19,997   $25,764   $29,982   $27,308   $30,132   $27,435  $27,155   $32,893
S&P 500 Index(2)           $10,000   $12,607   $15,885  $21,399   $27,851   $34,190   $36,669   $31,231   $25,613  $25,677   $30,584
Lipper Equity Income
  Funds Index(3)           $10,000   $11,690   $14,122  $17,895   $21,698   $24,128   $22,543   $24,279   $21,902  $21,490   $25,571
                             '94       '95       '96      '97       '98       '99       '00       '01       '02      '03       '04

COMPARATIVE RESULTS
Results as of June 30, 2004                                                                          Since
                                                        1 year    3 years    5 years    10 years   inception(4)
AXP Dividend Opportunity Fund (includes sales charge)
Class A   Cumulative value of $10,000                   $9,978     $7,405     $7,989     $18,995     $37,329
          Average annual total return                   -0.22%     -9.53%     -4.39%      +6.63%      +8.63%

Russell 1000(R) Value Index(1)
          Cumulative value of $10,000                  $12,113    $10,918    $10,971     $32,893     $63,537
          Average annual total return                  +21.13%     +2.97%     +1.87%     +12.64%     +12.32%

S&P 500 Index(2)
          Cumulative value of $10,000                  $11,911     $9,794     $8,947     $30,584     $60,458
          Average annual total return                  +19.11%     -0.69%     -2.20%     +11.83%     +11.97%

Lipper Equity Income Funds Index(3)
          Cumulative value of $10,000                  $11,899    $10,531    $10,599     $25,571     $47,667
          Average annual total return                  +18.99%     +1.74%     +1.17%      +9.84%     +10.31%

Results for other share classes can be found on page 5.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(3) The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(4)  Fund data and Index data are from Aug. 1, 1988.

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11   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Investments in Securities

AXP Dividend Opportunity Fund

June 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (99.5%)
Issuer                                         Shares         Value(a)

Aerospace & defense (1.4%)
Honeywell Intl                                388,300       $14,223,429

Automotive & related (3.1%)
General Motors                                530,000(d)     24,692,700
Genuine Parts                                 161,300         6,400,384
Total                                                        31,093,084

Banks and savings & loans (16.0%)
AmSouth Bancorporation                        546,300        13,914,261
Bank of America                               458,135        38,767,384
BB&T                                          299,900        11,087,303
Capital Federal Financial                      92,700         2,771,730
Colonial BancGroup                            319,300         5,801,681
KeyCorp                                       526,900        15,749,041
Lloyds TSB Group                              618,000(c)      4,854,018
Natl Australia Bank                           574,700(c)     11,987,186
PNC Financial Services Group                  296,400        15,732,912
U.S. Bancorp                                  612,400        16,877,744
Wachovia                                      175,800         7,823,100
Washington Mutual                             246,260         9,515,486
Wells Fargo                                    98,400         5,631,432
Total                                                       160,513,278

Beverages & tobacco (4.2%)
Altria Group                                  388,000        19,419,400
Diageo ADR                                    102,800(c)      5,628,300
RJ Reynolds Tobacco Holdings                  260,200        17,586,918
Total                                                        42,634,618

Broker dealers (1.3%)
Friedman, Billings,
   Ramsey Group Cl A                          107,000         2,117,530
J.P. Morgan Chase                             278,100        10,781,937
Total                                                        12,899,467

Building materials & construction (1.3%)
Cemex ADR                                     362,400(c)     10,545,840
Plum Creek Timber                              92,800         3,023,424
Total                                                        13,569,264

Chemicals (7.4%)
Compass Minerals Intl                         342,800         6,643,464
Dow Chemical                                  450,500        18,335,350
du Pont (EI) de Nemours                       367,800        16,337,676
Eastman Chemical                              371,400        17,169,822
Lyondell Chemical                             910,500        15,833,595
Total                                                        74,319,907

Computer software & services (2.0%)
Deluxe                                        141,100         6,137,850
Electronic Data Systems                       432,700         8,286,205
Microsoft                                     209,000         5,969,040
Total                                                        20,393,095

Energy (10.6%)
BP ADR                                        475,900(c)     25,493,963
ChevronTexaco                                 322,400        30,341,064
Eni                                           273,500(c,d)    5,442,819
ExxonMobil                                    266,800        11,848,588
Kerr-McGee                                    358,300        19,265,791
Royal Dutch Petroleum ADR                     290,300(c)     14,999,801
Total                                                       107,392,026

Energy equipment & services (1.3%)
Halliburton                                   450,100        13,620,026

Engineering & construction (0.4%)
Hanson                                        648,900(c)      4,476,968

Finance companies (1.0%)
Citigroup                                     225,600        10,490,400

Food (2.1%)
ConAgra Foods                                 348,000         9,423,840
Sara Lee                                      526,400        12,101,936
Total                                                        21,525,776

Health care products (2.7%)
Bristol-Myers Squibb                          668,200        16,370,900
GlaxoSmithKline ADR                           129,700(c)      5,377,362
Merck & Co                                    114,600         5,443,500
Total                                                        27,191,762

See accompanying notes to investments in securities.

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12   ---   AXP DIVIDEND OPPORTUNITY FUND   ---       2004 ANNUAL REPORT

Issuer                                         Shares         Value(a)

Household products (1.8%)
Newell Rubbermaid                             193,200        $4,540,200
Tupperware                                    720,700        14,003,201
Total                                                        18,543,401

Industrial services (0.5%)
BOC Group                                     309,000(c)      5,188,487

Industrial transportation (0.2%)
Frontline                                      63,100(c)      2,177,581
Ship Finance Intl                              19,800(c)        296,010
Total                                                         2,473,591

Insurance (2.8%)
Lincoln Natl                                  117,200         5,537,700
Loew's - Carolina Group                       193,100         4,740,605
XL Capital Cl A                               234,500(c)     17,695,370
Total                                                        27,973,675

Leisure time & entertainment (0.7%)
Blockbuster Cl A                              122,300(d)      1,856,514
Cedar Fair LP                                 169,200         5,338,260
Total                                                         7,194,774

Machinery (1.1%)
Harsco                                        122,000         5,734,000
Tomkins                                     1,153,600(c)      5,760,739
Total                                                        11,494,739

Media (1.2%)
Donnelley (RR) & Sons                         355,600        11,741,912

Metals (1.0%)
Rio Tinto                                      98,700(c,d)    9,677,535

Multi-industry (1.4%)
Pitney Bowes                                  313,600        13,876,800

Paper & packaging (2.8%)
MeadWestvaco                                  497,400        14,618,586
Rayonier                                      191,200         8,498,840
Stora Enso                                    412,000(c)      5,601,683
Total                                                        28,719,109

Real estate investment trust (1.6%)
Crescent Real Estate Equities                 310,800         5,010,096
Equity Office Properties Trust                198,700         5,404,640
Vornado Realty Trust                           99,300         5,671,023
Total                                                        16,085,759

Retail -- general (0.4%)
May Dept Stores                               139,300         3,829,357

Retail -- grocery (0.6%)
Albertson's                                   229,300         6,085,622

Utilities -- electric (11.3%)
Ameren                                        117,500         5,047,800
Cinergy                                       216,000         8,208,000
Consolidated Edison                           432,500        17,196,200
Dominion Resources                            177,100        11,171,468
DTE Energy                                    132,800         5,383,712
Duke Energy                                   778,000        15,785,620
Exelon                                        167,800         5,586,062
FirstEnergy                                   241,300         9,027,033
FPL Group                                      84,700         5,416,565
Progress Energy                               175,600         7,735,180
Public Service Enterprise Group               361,700        14,478,851
Southern Co                                   245,900         7,167,985
TECO Energy                                   184,900         2,216,951
Total                                                       114,421,427

Utilities -- natural gas (6.8%)
Enbridge                                      292,100(c,d)   10,687,978
Equitable Resources                            57,200         2,957,812
KeySpan                                       226,600         8,316,220
Kinder Morgan                                 117,600         6,972,532
Kinder Morgan Energy LP                       185,600(d)      7,552,064
Nicor                                         318,100        10,805,857
NiSource                                      646,700        13,334,954
TransCanada                                   415,300(c,d)    8,214,634
Total                                                        68,842,051

Utilities -- telephone (10.4%)
ALLTEL                                         87,900         4,449,498
AT&T                                        1,088,400        15,923,292
BellSouth                                     597,200        15,658,584
BT Group                                    3,248,800(c)     11,731,784
SBC Communications                          1,250,000        30,312,500
Telefonos de Mexico ADR Cl L                  158,000(c)      5,256,660
Telstra                                     1,533,700(c)      5,392,444
Verizon Communications                        442,400        16,010,456
Total                                                       104,735,218

Total common stocks
(Cost: $1,017,052,988)                                   $1,005,226,557

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Short-term securities (3.8%)(b)
Issuer                Annualized             Amount           Value(a)
                     yield on date         payable at
                      of purchase           maturity

U.S. government agencies (2.5%)
Federal Home Loan Bank Disc Nt
    08-13-04            1.24%              $5,000,000        $4,992,422
Federal Home Loan Mtge Corp Disc Nts
    07-27-04            1.25                5,000,000         4,995,331
    08-10-04            1.13                5,000,000         4,993,722
Federal Natl Mtge Assn Disc Nt
    08-04-04            1.11               10,000,000         9,989,741
Total                                                        24,971,216

Commercial paper (1.3%)
General Electric Capital
    07-01-04            1.48                8,500,000         8,499,651
Grampian Funding
    07-01-04            1.50                4,500,000         4,499,812
Total                                                        12,999,463

Total short-term securities
(Cost: $37,971,413)                                         $37,970,679

Total investments in securities
(Cost: $1,055,024,401)(e)                                $1,043,197,236

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Cash collateral received from security lending activity is invested in short-term securities and represents 3.5% of this category (see Note 5 to the financial statements). 0.3% of the short-term securities is the Fund's cash equivalent position.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of June 30, 2004, the value of foreign securities represented 17.5% of net assets.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e) At June 30, 2004, the cost of securities for federal income tax purposes was $1,056,211,557 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $ 28,398,698
     Unrealized depreciation                                (41,413,019)
                                                            -----------
     Net unrealized depreciation                           $(13,014,321)
                                                           ------------

--------------------------------------------------------------------------------
14   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Dividend Opportunity Fund

June 30, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,055,024,401)                                                                  $1,043,197,236
Foreign currency holdings (identified cost $212,122) (Note 1)                                               212,610
Capital shares receivable                                                                                   203,178
Dividends and accrued interest receivable                                                                 3,215,959
U.S. government securities held as collateral (Note 5)                                                   13,596,718
                                                                                                         ----------
Total assets                                                                                          1,060,425,701
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                           120,936
Capital shares payable                                                                                      282,741
Payable upon return of securities loaned (Note 5)                                                        49,051,118
Accrued investment management services fee                                                                   16,427
Accrued distribution fee                                                                                     13,220
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   4,957
Accrued administrative services fee                                                                           1,030
Other accrued expenses                                                                                      154,585
                                                                                                            -------
Total liabilities                                                                                        49,645,015
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,010,780,686
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,583,963
Additional paid-in capital                                                                            1,544,034,283
Undistributed net investment income                                                                       1,878,894
Accumulated net realized gain (loss) (Note 7)                                                          (524,885,386)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (11,831,068)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $1,010,780,686
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  699,776,533
                                                            Class B                                  $  300,676,988
                                                            Class C                                  $   10,009,882
                                                            Class I                                  $        9,693
                                                            Class Y                                  $      307,590
Net asset value per share of outstanding capital stock:     Class A shares        109,433,425        $         6.39
                                                            Class B shares         47,337,312        $         6.35
                                                            Class C shares          1,576,068        $         6.35
                                                            Class I shares              1,513        $         6.41
                                                            Class Y shares             48,007        $         6.41
                                                                                       ------        --------------
* Including securities on loan, at value (Note 5)                                                    $   47,865,505
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Statement of operations
AXP Dividend Opportunity Fund

Year ended June 30, 2004
Investment income
Income:
Dividends                                                                                             $  46,054,989
Interest                                                                                                    221,371
Fee income from securities lending (Note 5)                                                                 310,616
   Less foreign taxes withheld                                                                             (440,214)
                                                                                                           --------
Total income                                                                                             46,146,762
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        5,081,258
Distribution fee
   Class A                                                                                                1,837,459
   Class B                                                                                                3,209,648
   Class C                                                                                                   98,836
Transfer agency fee                                                                                       1,923,663
Incremental transfer agency fee
   Class A                                                                                                  138,581
   Class B                                                                                                  116,994
   Class C                                                                                                    3,531
Service fee -- Class Y                                                                                          613
Administrative services fees and expenses                                                                   415,515
Compensation of board members                                                                                13,016
Custodian fees                                                                                              105,660
Printing and postage                                                                                        346,651
Registration fees                                                                                            86,020
Audit fees                                                                                                   29,000
Other                                                                                                        28,696
                                                                                                             ------
Total expenses                                                                                           13,435,141
   Earnings credits on cash balances (Note 2)                                                               (12,078)
                                                                                                            -------
Total net expenses                                                                                       13,423,063
                                                                                                         ----------
Investment income (loss) -- net                                                                          32,723,699
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       177,073,340
   Foreign currency transactions                                                                            110,107
                                                                                                            -------
Net realized gain (loss) on investments                                                                 177,183,447
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (151,790,669)
                                                                                                       ------------
Net gain (loss) on investments and foreign currencies                                                    25,392,778
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                       $  58,116,477
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Statements of changes in net assets
AXP Dividend Opportunity Fund

Year ended June 30,                                                                   2004                2003
Operations and distributions
Investment income (loss) -- net                                                  $   32,723,699      $   33,050,994
Net realized gain (loss) on investments                                             177,183,447        (255,795,663)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              (151,790,669)        134,082,989
                                                                                   ------------         -----------
Net increase (decrease) in net assets resulting from operations                      58,116,477         (88,661,680)
                                                                                     ----------         -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                       (22,967,583)        (24,817,610)
      Class B                                                                        (7,610,661)         (8,844,495)
      Class C                                                                          (240,541)           (233,141)
      Class I                                                                              (175)                 --
      Class Y                                                                           (18,957)            (31,086)
                                                                                        -------             -------
Total distributions                                                                 (30,837,917)        (33,926,332)
                                                                                    -----------         -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           73,433,239          68,968,126
   Class B shares                                                                    31,526,536          28,067,760
   Class C shares                                                                     2,595,342           2,548,576
   Class I shares                                                                        10,000                  --
   Class Y shares                                                                       330,546           1,024,781
Reinvestment of distributions at net asset value
   Class A shares                                                                    21,389,341          23,109,938
   Class B shares                                                                     7,339,712           8,531,540
   Class C shares                                                                       231,561             225,368
   Class Y shares                                                                        18,957              31,086
Payments for redemptions
   Class A shares                                                                  (208,519,374)       (301,656,590)
   Class B shares (Note 2)                                                          (93,123,421)       (180,963,251)
   Class C shares (Note 2)                                                           (3,267,622)         (3,975,283)
   Class Y shares                                                                      (865,003)         (1,613,806)
                                                                                       --------          ----------
Increase (decrease) in net assets from capital share transactions                  (168,900,186)       (355,701,755)
                                                                                   ------------        ------------
Total increase (decrease) in net assets                                            (141,621,626)       (478,289,767)
Net assets at beginning of year                                                   1,152,402,312       1,630,692,079
                                                                                  -------------       -------------
Net assets at end of year                                                        $1,010,780,686      $1,152,402,312
                                                                                 ==============      ==============
Undistributed net investment income                                              $    1,878,894      $           --
                                                                                 --------------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Notes to Financial Statements

AXP Dividend Opportunity Fund (formerly known as AXP Utilities Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designed by the board. The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of June 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
18   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
19   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes. As of June 30, 2004, foreign currency holdings were entirely comprised of European Monetary Unit.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
20   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $6,888 and accumulated net realized loss has been decreased by $6,888.

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                               2004                2003

Class A
Distributions paid from:
      Ordinary income                          $22,967,583        $24,817,610
      Long-term capital gain                            --                 --
Class B
Distributions paid from:
      Ordinary income                            7,610,661          8,844,495
      Long-term capital gain                            --                 --
Class C
Distributions paid from:
      Ordinary income                              240,541            233,141
      Long-term capital gain                            --                 --
Class I*
Distributions paid from:
      Ordinary income                                  175                N/A
      Long-term capital gain                            --                N/A
Class Y
Distributions paid from:
      Ordinary income                               18,957             31,086
      Long-term capital gain                            --                 --

* Inception date was March 4, 2004.

As of June 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $   1,766,528
Accumulated long-term gain (loss)                               $(523,585,864)
Unrealized appreciation (depreciation)                          $ (13,018,224)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
21   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Equity Income Funds Index. Prior to Feb. 1, 2004, the performance incentive adjustment was based on a comparison of the performance of Class A shares of the Fund to the Lipper Utility Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $1,266,211 for the year ended June 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
22   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,083,581 for Class A, $366,166 for Class B and $2,032 for Class C for the year ended June 30, 2004.

During the year ended June 30, 2004, the Fund's custodian and transfer agency fees were reduced by $12,078 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,231,882,388 and $1,367,987,342, respectively, for the year ended June 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $217,347 for the year ended June 30, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended June 30, 2004
                                              Class A         Class B      Class C      Class I*      Class Y
Sold                                       11,587,377       5,049,914      411,714       1,513         52,927
Issued for reinvested distributions         3,395,554       1,172,798       36,986          --          3,012
Redeemed                                  (33,179,306)    (14,933,682)    (524,560)         --       (132,930)
                                          -----------     -----------     --------       -----       --------
Net increase (decrease)                   (18,196,375)     (8,710,970)     (75,860)      1,513        (76,991)
                                          -----------      ----------      -------       -----        -------

* Inception date was March 4, 2004.

                                                                  Year ended June 30, 2003
                                              Class A         Class B      Class C       Class I      Class Y
Sold                                       11,646,523       4,902,456      443,015         N/A        178,172
Issued for reinvested distributions         4,021,985       1,492,667       39,327         N/A          5,448
Redeemed                                  (52,880,381)    (31,563,229)    (697,199)        N/A       (280,608)
                                          -----------     -----------     --------       -----       --------
Net increase (decrease)                   (37,211,873)    (25,168,106)    (214,857)        N/A        (96,988)
                                          -----------     -----------     --------       -----        -------

--------------------------------------------------------------------------------
23   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of June 30, 2004, securities valued at $47,865,505 were on loan to brokers. For collateral, the Fund received $35,454,400 in cash and U.S. government securities valued at $13,596,718. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $310,616 for the year ended June 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended June 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $523,585,864 as of June 30, 2004 that will expire in 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2004       2003       2002       2001       2000
Net asset value, beginning of period                                       $6.23      $6.59     $ 9.23      $9.16      $9.91
Income from investment operations:
Net investment income (loss)                                                 .21        .18        .19        .14        .19
Net gains (losses) (both realized and unrealized)                            .15       (.36)     (2.36)       .45       (.03)
Total from investment operations                                             .36       (.18)     (2.17)       .59        .16
Less distributions:
Dividends from net investment income                                        (.20)      (.18)      (.18)      (.13)      (.18)
Distributions from realized gains                                             --         --       (.29)      (.39)      (.73)
Total distributions                                                         (.20)      (.18)      (.47)      (.52)      (.91)
Net asset value, end of period                                             $6.39      $6.23     $ 6.59      $9.23      $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                     $700       $795     $1,086     $1,704     $1,484
Ratio of expenses to average daily net assets(b)                           1.02%      1.15%      1.06%      1.03%       .99%
Ratio of net investment income (loss) to average daily net assets          3.30%      3.02%      2.36%      1.62%      1.97%
Portfolio turnover rate (excluding short-term securities)                   118%       134%       106%        85%        89%
Total return(c)                                                            5.87%     (2.40%)   (23.98%)     6.14%      1.68%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2004       2003       2002       2001       2000
Net asset value, beginning of period                                       $6.19      $6.54     $ 9.17      $9.16      $9.91
Income from investment operations:
Net investment income (loss)                                                 .16        .14        .12        .06        .12
Net gains (losses) (both realized and unrealized)                            .15       (.35)     (2.34)       .45       (.03)
Total from investment operations                                             .31       (.21)     (2.22)       .51        .09
Less distributions:
Dividends from net investment income                                        (.15)      (.14)      (.12)      (.11)      (.11)
Distributions from realized gains                                             --         --       (.29)      (.39)      (.73)
Total distributions                                                         (.15)      (.14)      (.41)      (.50)      (.84)
Net asset value, end of period                                             $6.35      $6.19     $ 6.54      $9.17      $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                     $301       $347       $531       $839       $646
Ratio of expenses to average daily net assets(b)                           1.79%      1.92%      1.83%      1.80%      1.75%
Ratio of net investment income (loss) to average daily net assets          2.53%      2.25%      1.59%       .86%      1.21%
Portfolio turnover rate (excluding short-term securities)                   118%       134%       106%        85%        89%
Total return(c)                                                            5.08%     (3.04%)   (24.65%)     5.27%       .97%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2004       2003       2002       2001       2000(b)
Net asset value, beginning of period                                       $6.19      $6.54     $ 9.17      $9.16      $9.37
Income from investment operations:
Net investment income (loss)                                                 .16        .14        .12        .06         --
Net gains (losses) (both realized and unrealized)                            .15       (.35)     (2.34)       .45       (.21)
Total from investment operations                                             .31       (.21)     (2.22)       .51       (.21)
Less distributions:
Dividends from net investment income                                        (.15)      (.14)      (.12)      (.11)        --
Distributions from realized gains                                             --         --       (.29)      (.39)        --
Total distributions                                                         (.15)      (.14)      (.41)      (.50)        --
Net asset value, end of period                                             $6.35      $6.19     $ 6.54      $9.17      $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                      $10        $10        $12        $12        $--
Ratio of expenses to average daily net assets(c)                           1.79%      1.93%      1.84%      1.80%      1.75%(d)
Ratio of net investment income (loss) to average daily net assets          2.54%      2.23%      1.63%       .88%      1.21%(d)
Portfolio turnover rate (excluding short-term securities)                   118%       134%       106%        85%        89%
Total return(e)                                                            5.11%     (3.03%)   (24.64%)     5.27%     (2.35%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended June 30,                                           2004(b)
Net asset value, beginning of period                                  $6.64
Income from investment operations:
Net investment income (loss)                                            .13
Net gains (losses) (both realized and unrealized)                      (.24)
Total from investment operations                                       (.11)
Less distributions:
Dividends from net investment income                                   (.12)
Net asset value, end of period                                        $6.41

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--
Ratio of expenses to average daily net assets(c)                       .60%(d)
Ratio of net investment income (loss) to average daily net assets     3.81%(d)
Portfolio turnover rate (excluding short-term securities)              118%
Total return(e)                                                      (1.84%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2004       2003       2002       2001       2000
Net asset value, beginning of period                                       $6.23      $6.59     $ 9.24      $9.16      $9.91
Income from investment operations:
Net investment income (loss)                                                 .22        .19        .20        .15        .20
Net gains (losses) (both realized and unrealized)                            .17       (.36)     (2.36)       .45       (.02)
Total from investment operations                                             .39       (.17)     (2.16)       .60        .18
Less distributions:
Dividends from net investment income                                        (.21)      (.19)      (.20)      (.13)      (.20)
Distributions from realized gains                                             --         --       (.29)      (.39)      (.73)
Total distributions                                                         (.21)      (.19)      (.49)      (.52)      (.93)
Net asset value, end of period                                             $6.41      $6.23     $ 6.59      $9.24      $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--         $1         $1         $2         $1
Ratio of expenses to average daily net assets(b)                            .84%       .98%       .90%       .88%       .83%
Ratio of net investment income (loss) to average daily net assets          3.32%      3.13%      2.54%      1.79%      2.14%
Portfolio turnover rate (excluding short-term securities)                   118%       134%       106%        85%        89%
Total return(c)                                                            6.35%     (2.23%)   (23.92%)     6.29%      1.88%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Report of Independent
        Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP SECTOR SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Dividend Opportunity Fund (formerly AXP Utilities Fund) (a series of AXP Sector Series, Inc.) as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2004, and the financial highlights for each of the years in the five-year period ended June 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Dividend Opportunity Fund as of June 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

August 20, 2004

--------------------------------------------------------------------------------
30   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Dividend Opportunity Fund
Fiscal year ended June 30, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Sept. 19, 2003                                                        $0.04868
Dec. 19, 2003                                                          0.04878
March 23, 2004                                                         0.05408
June 23, 2004                                                          0.04883
Total distributions                                                   $0.20037

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Sept. 19, 2003                                                        $0.03687
Dec. 19, 2003                                                          0.03670
March 23, 2004                                                         0.04098
June 23, 2004                                                          0.03643
Total distributions                                                   $0.15098

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Sept. 19, 2003                                                        $0.03684
Dec. 19, 2003                                                          0.03674
March 23, 2004                                                         0.04215
June 23, 2004                                                          0.03673
Total distributions                                                   $0.15246

--------------------------------------------------------------------------------
31   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
March 23, 2004                                                         0.05974
June 23, 2004                                                          0.05616
Total distributions                                                   $0.11590

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Sept. 19, 2003                                                        $0.05140
Dec. 19, 2003                                                          0.05163
March 23, 2004                                                         0.05502
June 23, 2004                                                          0.05179
Total distributions                                                   $0.20984

--------------------------------------------------------------------------------
32   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owing different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

AXP Dividend Opportunity Fund
                                              Beginning           Ending                 Expenses paid
                                            account value      account value           during the period
                                            Jan. 1, 2004       June 30, 2004      Jan. 1, 2004-June 30, 2004
Class A
Actual(e)                                      $1,000           $  999.10                  $5.12(a)
Hypothetical (5% return before expenses)       $1,000           $1,019.74                  $5.17(a)

Class B
Actual(e)                                      $1,000           $  996.60                  $8.89(b)
Hypothetical (5% return before expenses)       $1,000           $1,015.96                  $8.97(b)

Class C
Actual(e)                                      $1,000           $  996.90                  $8.84(c)
Hypothetical (5% return before expenses)       $1,000           $1,016.01                  $8.92(c)

Class I(f)
Actual                                            N/A                 N/A                    N/A
Hypothetical (5% return before expenses)          N/A                 N/A                    N/A

Class Y
Actual(e)                                      $1,000           $1,002.80                  $4.08(d)
Hypothetical (5% return before expenses)       $1,000           $1,020.79                  $4.12(d)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 1.78%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) (0.09%) for Class A, (0.34%) for Class B, (0.31%) for Class C and 0.28% for Class Y for the six months ended June 30, 2004.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was March 4, 2004.

--------------------------------------------------------------------------------
34   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held  with   Principal occupation during       Other directorships
                                Fund and length of    past five years
                                service
------------------------------- --------------------- --------------------------------- --------------------------------
Arne H. Carlson                 Board member  since   Chair, Board Services
901 S. Marquette Ave.           1999                  Corporation (provides
Minneapolis, MN 55402                                 administrative services to
Age 69                                                boards). Former Governor  of
                                                      Minnesota
------------------------------- --------------------- --------------------------------- --------------------------------
Philip J. Carroll, Jr.          Board member  since   Retired Chairman and CEO,         Scottish Power PLC, Vulcan
901 S. Marquette Ave.           2002                  Fluor Corporation (engineering    Materials Company, Inc.
Minneapolis, MN 55402                                 and construction) since 1998      (construction
Age 66                                                                                  materials/chemicals)
------------------------------- --------------------- --------------------------------- --------------------------------
Livio D. DeSimone               Board member  since   Retired Chair of the Board and    Cargill, Incorporated
30 Seventh Street East          2001                  Chief Executive Officer,          (commodity merchants and
Suite 3050                                            Minnesota Mining and              processors), General Mills,
St. Paul, MN 55101-4901                               Manufacturing (3M)                Inc. (consumer foods), Vulcan
Age 70                                                                                  Materials Company
                                                                                        (construction materials/
                                                                                        chemicals), Milliken & Company
                                                                                        (textiles and chemicals), and
                                                                                        Nexia Biotechnologies, Inc.
------------------------------- --------------------- --------------------------------- --------------------------------
Anne P. Jones                   Board member  since   Attorney and Consultant
901 S. Marquette Ave.           1985
Minneapolis, MN 55402
Age 69
------------------------------- --------------------- --------------------------------- --------------------------------
Stephen R. Lewis, Jr.*          Board member  since   Retired President and Professor   Valmont Industries, Inc.
901 S. Marquette Ave.           2002                  of Economics, Carleton College    (manufactures irrigation
Minneapolis, MN 55402                                                                   systems)
Age 65
------------------------------- --------------------- --------------------------------- --------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
35   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age              Position held  with   Principal occupation during       Other directorships
                                Fund and length of    past five years
                                service
------------------------------- --------------------- --------------------------------- --------------------------------
Alan K. Simpson                 Board member  since   Former three-term United States
1201 Sunshine Ave.              1997                  Senator for Wyoming
Cody, WY 82414
Age 72
------------------------------- --------------------- --------------------------------- --------------------------------
Alison Taunton-Rigby            Board member since    Founder and Chief Executive
901 S. Marquette Ave.           2002                  Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester
Age 60                                                Biotech since 2000; prior to
                                                      that, President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
------------------------------- --------------------- --------------------------------- --------------------------------

Board Member Affiliated with AEFC**

Name, address, age              Position held  with   Principal occupation during       Other directorships
                                Fund and length of    past five years
                                service
------------------------------- --------------------- --------------------------------- --------------------------------
William F. Truscott             Board member  since   Senior Vice President - Chief
53600 AXP Financial Center      2001,  Vice           Investment Officer of AEFC
Minneapolis, MN 55474           President  since      since 2001. Former Chief
Age 43                          2002                  Investment Officer and Managing
                                                      Director, Zurich Scudder
                                                      Investments
------------------------------- --------------------- --------------------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held  with   Principal occupation during past   Other directorships
                                Fund and length of    five years
                                service
------------------------------- --------------------- ---------------------------------- --------------------------------
Jeffrey P. Fox                  Treasurer since       Vice President - Investment
50005 AXP Financial Center      2002                  Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
------------------------------- --------------------- ---------------------------------- --------------------------------
Paula R. Meyer                  President since       Senior Vice President and
596 AXP Financial Center        2002                  General Manager - Mutual Funds,
Minneapolis, MN 55474                                 AEFC, since 2002; Vice President
Age 50                                                and Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
------------------------------- --------------------- ---------------------------------- --------------------------------
Leslie L. Ogg                   Vice President,       President of Board Services
901 S. Marquette Ave.           General Counsel,      Corporation
Minneapolis, MN 55402           and Secretary
Age 65                          since 1978
------------------------------- --------------------- ---------------------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
37   ---   AXP DIVIDEND OPPORTUNITY FUND   ---  2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Real Estate
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   June 30, 2004

AXP Real Estate Fund seeks to provide shareholders with total return from both current income and capital appreciation.

 (logo)                                                                 (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                              3

Questions & Answers
   with Portfolio Management                               4

Investments in Securities                                  7

Financial Statements                                       9

Notes to Financial Statements                             12

Report of Independent Registered
   Public Accounting Firm                                 23

Board Members and Officers                                24

Proxy Voting                                              26

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2 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JUNE 30, 2004

PORTFOLIO MANAGERS

Portfolio manager                Since                Years in industry
David Benz*                      3/04                         7

* As of Aug. 23, 2004, a new portfolio management team assumed responsibility for the Fund. The team consists of Warren Spitz, Steve Schroll and Laton Spahr.

FUND OBJECTIVE

To provide shareholders with total return from both current income and capital appreciation.

Inception dates
A: 3/4/04       B: 3/4/04       C: 3/4/04       Y: 3/4/04

Ticker symbols
A: ARLAX        B: --           C: --           Y: --

Total net assets                                          $32.0 million

Number of holdings                                                   41

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                        LARGE
  X                     MEDIUM  SIZE
  X                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[pie graph]

Office 21.7%
Apartments 17.5%
Hotels 16.0%
Short-term securities 8.4%
Industrial 7.6%
Regional retail 7.6%
Local retail 7.3%
Diversified/Misc 5.5%
Other 8.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Global Signal*                                                      8.4%
Starwood Hotels & Resorts Worldwide
(Lodging & Gaming)                                                  6.5
ProLogis*                                                           4.2
Boston Properties*                                                  3.8
Vornado Realty Trust*                                               3.6
Archstone-Smith Trust*                                              3.3
AvalonBay Communities*                                              3.2
Mills Corp*                                                         3.1
United Dominion Realty Trust*                                       2.7
General Growth Properties*                                          2.7

* Real Estate Investment Trust (REIT)

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special considerations associated with investing in real estate funds. Principal risks associated with the Fund include market risk, issuer risk, diversification risk and sector/concentration risk.

This Fund is subject to greater volatility than a more broadly invested fund because it is invested in a specific sector.

Fund holdings are subject to change.

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3 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

AXP Real Estate Fund was launched on March 4, 2004. Below, former Portfolio Manager David Benz describes the Fund's positioning since inception. On Aug. 23, 2004, a new portfolio management team that includes Warren Spitz, Steve Schroll and Laton Spahr assumed responsibility for the Fund.

Q: What factors most significantly affected performance of AXP Real Estate Fund from its inception in March through June 30, 2004?

A: AXP Real Estate Fund was well-positioned compared to its benchmark, the Dow Jones Wilshire Real Estate Securities Index, and its peer group, the Lipper Real Estate Funds Index, during its inaugural fiscal period. Fund results benefited from effective stock selection and property sector allocation. For example, the Fund benefited from its higher-than-index allocation to hotel securities, such as Starwood Hotels & Resorts Worldwide, Caesar's Entertainment, and Hilton Hotels. A higher-than-index position in apartment Real Estate Investment Trusts (REITs), namely AvalonBay Communities and Essex Property, also contributed significantly to the Fund's results. Other names that did well for the Fund during the period included Global Signal, Acadia Realty, Maguire Properties, Mills Corporation, and Reckson Associates Realty. Of course, not all of the Fund's holdings did well. Holdings that detracted from performance included Crescent Real Estate Equities, Simon Property Group, and Brookfield Properties.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Following an April 2 employment report that indicated new jobs had surged by a greater than expected amount in March, volatility among REITs increased. As a result, we sought opportunities to employ positive cash flows into the Fund to establish positions in REITs that have attractive long-term prospects but whose share price temporarily declined. Our focus was on economically-sensitive names and sectors. For example, we added Global Signal, Four Seasons Hotels, Carr America Realty, Apartment Investment & Management Company, Felcor Lodging Trust, and Federal Realty Trust to the portfolio during the period. We sold the Fund's positions in Public Storage, CenterPoint Properties, Duke Realty, Simon Property Group, Developers Diversified Realty, Equity Residential, and Equity Office Properties.

    At the end of June, the Fund had higher-than-index positions in hotel REITs and apartment REITs. We believe hotel REITs are attractive due to improving operating and earnings trends. Hotels in major metropolitan markets, in particular, have been near full occupancy

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4 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The recent volatility in the REIT market not only offers the opportunity to add quality names to the portfolio in some instances, but also to add perhaps to existing positions.(end callout quote)

    thanks to the rebound in business and summer leisure travel. As hotels achieve full occupancy, hotel operators will likely move to increase their average daily rates, thus driving revenue and profit growth.

    We like the apartment property sector based on imminent prospects for higher home mortgage interest rates. (As rates rise, housing purchases become less affordable, making it more likely that landlords will retain apartment tenants while increasing the potential demand for rentals). Even before the end of June there was a significant move higher in mortgage rates, an estimated $200 per month increase in initial monthly mortgage payments for a 30-year, fixed rate mortgage with $225,000 of principal. The effect of higher interest rates following the Federal Reserve Board's hike of the targeted federal funds rate by 25 basis points, or 0.25%, on June 30 coupled with anticipated stronger job growth bodes well, in our view, for apartment REITs over the coming months.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to re-examine each REIT or real estate operating company stock the Fund owns. The recent volatility in the REIT market not only offers the opportunity to add quality names to the portfolio in some instances, but also to add perhaps to existing positions. Throughout the review process, we will target companies believed to offer dividend paying ability and long-term growth potential. Our focus, as always, will be on securities of real estate companies with quality assets, experienced management teams, and a sustainable competitive advantage. Using in-depth, bottom-up analysis of real estate fundamentals and market performance across the U.S., we will seek stocks perceived to be trading at a discount to their worth. Finally, while the Fund is non-diversified, with assets spread across fewer companies than in a diversified fund, we will evaluate opportunities in various real estate sectors in an attempt to diversify the overall portfolio both geographically and by property type. For example, as of June 30, 2004, the Fund's top ten holdings included securities in the hotel, industrial, office, apartment, shopping mall, and telecommunication tower real estate sectors.

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5 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Questions & Answers

Portfolio Positioning Summary Comparison as of June 30, 2004

                                         Portfolio weighting compared
                                         to Dow Jones Wilshire
Sector                                   Real Estate Securities Index

Office buildings                         Slightly lower
Hotels                                   Much higher
Retail (shopping centers/malls)          Much lower
Industrial                               About the same
Diversified property                     About the same
Storage                                  None
Outlet (retail) centers                  None
Manufactured housing                     None

Source: Wilshire Associates and American Express Asset Management

    Historically, an allocation to the real estate sector has helped to reduce overall portfolio volatility. REITs and other real estate related securities typically have a low correlation to the U.S. equity and bond markets, allowing investors to potentially hedge against a downturn in these asset classes. Furthermore, yields for REITs are typically attractive since they must pay out the majority of earnings to shareholders. In addition, REITs have historically offered competitive long-term returns. We will continue to seek to provide the Fund's shareholders with total return from both current income and capital appreciation.

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6 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Real Estate Fund

June 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.7%)
Issuer                                         Shares         Value(a)

Lodging & gaming (13.5%)
Caesars Entertainment                          29,900(b)       $448,500
Four Seasons Hotels                             5,200(c)        313,092
Hilton Hotels                                  34,505           643,863
Marriott Intl Cl A                             14,400           718,272
Starwood Hotels &
  Resorts Worldwide                            48,615         2,180,382
Total                                                         4,304,109

Real estate investment trust (79.7%)
Acadia Realty Trust                            26,025           357,584
AMB Property                                   17,050           590,442
Apartment Investment &
  Management Cl A                              24,900           775,137
Archstone-Smith Trust                          37,075         1,087,410
Arden Realty                                   20,470           602,023
Avalonbay Communities                          19,025         1,075,293
Boston Properties                              25,200         1,262,015
Bre Properties Cl A                            17,900           622,025
Camden Property Trust                          16,750           767,150
CarrAmerica Realty                             26,200           792,026
Cousins Properties                             12,000           395,400
Crescent Real Estate Equities                  43,365           699,044
Essex Property Trust                            8,700           594,645
Federal Realty Investment Trust                14,450           600,976
FelCor Lodging Trust                           27,400(b)        331,540
First Industrial Realty Trust                  15,130           557,994
General Growth Properties                      30,660           906,616
Glimcher Realty Trust                          27,000           597,240
Global Signal                                 128,000         2,809,599
Heritage Property Investment                   14,200           384,252
Host Marriott                                  58,750(b)        726,150
Kilroy Realty                                  13,005           443,471
Kimco Realty                                   14,155           644,053
Liberty Property Trust                         18,450           741,875
Maguire Properties                             30,950           766,632
Mills Corp                                     21,870         1,021,329
ProLogis                                       42,220         1,389,881
Reckson Associates Realty                      14,175           389,246
Regency Centers                                10,555           452,810
SL Green Realty                                 9,660           452,088
Trizec Properties                              33,195           539,751
United Dominion Realty Trust                   46,350           916,803
Vornado Realty Trust                           21,000         1,199,309
Total                                                        25,491,809

Real estate operating company (2.5%)
Brookfield Properties                          27,260           783,725

Total common stocks
(Cost: $29,390,730)                                         $30,579,643

Short-term securities (8.8%)
Issuer              Annualized                 Amount         Value(a)
                   yield on date             payable at
                    of purchase               maturity

Commercial paper
Citigroup
   07-01-04            1.48%               $1,400,000        $1,399,942
General Electric Capital
   07-01-04            1.48                 1,400,000         1,399,943

Total short-term securities
(Cost: $2,800,000)                                           $2,799,885

Total investments in securities
(Cost: $32,190,730)(d)                                      $33,379,528

See accompanying notes to investments in securities.
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7 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of June 30, 2004, the value of foreign securities represented 1.0% of net assets.

(d) At June 30, 2004, the cost of securities for federal income tax purposes was $32,222,591 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $1,303,597
     Unrealized depreciation                                   (146,660)
                                                               --------
     Net unrealized appreciation                             $1,156,937
                                                             ----------

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8 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Real Estate Fund

June 30, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $32,190,730)                                                                        $33,379,528
Cash in bank on demand deposit                                                                               84,364
Capital shares receivable                                                                                   152,873
Dividends and accrued interest receivable                                                                   136,257
Receivable for investment securities sold                                                                 1,507,869
                                                                                                          ---------
Total assets                                                                                             35,260,891
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                        2,126
Payable for investment securities purchased                                                               3,244,147
Accrued investment management services fee                                                                      713
Accrued distribution fee                                                                                        234
Accrued transfer agency fee                                                                                     113
Accrued administrative services fee                                                                              42
Other accrued expenses                                                                                       46,132
                                                                                                             ------
Total liabilities                                                                                         3,293,507
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $31,967,384
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    30,569
Additional paid-in capital                                                                               30,589,895
Undistributed net investment income                                                                         136,538
Accumulated net realized gain (loss)                                                                         21,584
Unrealized appreciation (depreciation) on investments                                                     1,188,798
Total -- representing net assets applicable to outstanding capital stock                                $31,967,384
Net assets applicable to outstanding shares:               Class A                                      $17,285,650
                                                           Class B                                      $ 4,220,065
                                                           Class C                                      $   235,019
                                                           Class I                                      $10,211,942
                                                           Class Y                                      $    14,708
Net asset value per share of outstanding capital stock:    Class A shares               1,652,059       $     10.46
                                                           Class B shares                 404,502       $     10.43
                                                           Class C shares                  22,525       $     10.43
                                                           Class I shares                 976,387       $     10.46
                                                           Class Y shares                   1,405       $     10.47
                                                                                            -----       -----------

See accompanying notes to financial statements.

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9 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Real Estate Fund

For the period from March 4, 2004* to June 30, 2004
Investment income
Income:
Dividends                                                                                                $  244,080
Interest                                                                                                      3,268
   Less foreign taxes withheld                                                                                 (362)
                                                                                                               ----
Total income                                                                                                246,986
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                           37,549
Distribution fee
   Class A                                                                                                    7,520
   Class B                                                                                                    6,827
   Class C                                                                                                      344
Transfer agency fee                                                                                           6,474
Incremental transfer agency fee
   Class A                                                                                                      499
   Class B                                                                                                      337
   Class C                                                                                                       18
Service fee -- Class Y                                                                                            4
Administrative services fees and expenses                                                                     2,235
Custodian fees                                                                                               13,400
Printing and postage                                                                                          9,230
Registration fees                                                                                            71,010
Audit fees                                                                                                   18,000
Other                                                                                                         1,361
                                                                                                              -----
Total expenses                                                                                              174,808
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (104,745)
                                                                                                           --------
                                                                                                             70,063
   Earnings credits on cash balances (Note 2)                                                                   (58)
                                                                                                                ---
Total net expenses                                                                                           70,005
                                                                                                             ------
Investment income (loss) -- net                                                                             176,981
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                  (19,919)
Net change in unrealized appreciation (depreciation) on investments                                       1,116,406
                                                                                                          ---------
Net gain (loss) on investments                                                                            1,096,487
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $1,273,468
                                                                                                         ==========

* When shares became publicly available.

See accompanying notes to financial statements.

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10 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Statement of changes in net assets
AXP Real Estate Fund

For the period from March 4, 2004* to June 30, 2004
Operations
Investment income (loss) -- net                                                                         $   176,981
Net realized gain (loss) on security transactions                                                           (19,919)
Net change in unrealized appreciation (depreciation) on investments                                       1,116,406
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                           1,273,468
                                                                                                          ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                               14,997,063
   Class B shares                                                                                         4,114,231
   Class C shares                                                                                           216,404
   Class I shares                                                                                         9,690,330
   Class Y shares                                                                                             4,037
Payments for redemptions
   Class A shares                                                                                          (356,903)
   Class B shares (Note 2)                                                                                  (51,845)
   Class I shares                                                                                           (17,336)
                                                                                                            -------
Increase (decrease) in net assets from capital share transactions                                        28,595,981
                                                                                                         ----------
Total increase (decrease) in net assets                                                                  29,869,449
Net assets at beginning of period (Note 1)                                                                2,097,935**
                                                                                                          ---------
Net assets at end of period                                                                             $31,967,384
                                                                                                        ===========
Undistributed net investment income                                                                     $   136,538
                                                                                                        -----------

 *   When shares became publicly available.

** Initial capital of $2,026,270 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $71,665 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

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11 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Real Estate Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies operating in the real estate industry, including equities of real estate investment trusts (REITs), and other real estate related investments. On Feb. 19, 2004, American Express Financial Corporation (AEFC) invested $2,026,270* in the Fund (197,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 2,627** shares for Class I and 1,000 shares for Class
Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on March 4, 2004.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of June 30, 2004, AEFC and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 31.94% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $16,270 invested by the AXP Portfolio Builder Funds.

** Includes 1,627 shares purchased by the AXP Portfolio Builder Funds.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

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12 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

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13 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $40,847 and accumulated net realized loss has been decreased by $42,634 resulting in a net reclassification adjustment to decrease paid-in capital by $1,787.

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14 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the period indicated is as follows:

For the period from March 4, 2004* to June 30, 2004

Class A
Distributions paid from:
      Ordinary income                                               $--
      Long-term capital gain                                         --
Class B
Distributions paid from:
      Ordinary income                                                --
      Long-term capital gain                                         --
Class C
Distributions paid from:
      Ordinary income                                                --
      Long-term capital gain                                         --
Class I
Distributions paid from:
      Ordinary income                                                --
      Long-term capital gain                                         --
Class Y
Distributions paid from:
      Ordinary income                                                --
      Long-term capital gain                                         --

* When shares became publicly available.

As of June 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $  150,510
Accumulated long-term gain (loss)                            $   39,473
Unrealized appreciation (depreciation)                       $1,156,937
Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. The Fund estimates the components of distributions received from REITs. Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
15 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.84% to 0.72% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Real Estate Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on Sept. 1, 2004 and will cover the six-month period beginning March 1, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
16 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $224,265 for Class A and $79 for Class B for the period ended June 30, 2004.

For the period ended June 30, 2004, AEFC and its affiliates waived certain fees and expenses to 1.49% for Class A, 2.26% for Class B, 2.27% for Class C, 1.17% for Class I and 1.13% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until June 30, 2005. Under this agreement, net expenses will not exceed 1.49% for Class A, 2.27% for Class B, 2.27% for Class C, 1.17% for Class I and 1.34% for Class Y of the Fund's average daily net assets.

During the period ended June 30, 2004, the Fund's custodian and transfer agency fees were reduced by $58 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $34,167,333 and $6,744,335 respectively, for the period from March 4, 2004 (when shares became publicly available) to June 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from March 4, 2004* to June 30, 2004 are as follows:

                                              Class A    Class B    Class C    Class I    Class Y
Sold                                        1,491,461    408,873     21,525    975,418      405
Issued for reinvested distributions                --         --         --         --       --
Redeemed                                      (36,402)    (5,371)        --     (1,658)      --
                                            ---------    -------     ------    -------      ---
Net increase (decrease)                     1,455,059    403,502     21,525    973,760      405
                                            ---------    -------     ------    -------      ---

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the period ended June 30, 2004.

--------------------------------------------------------------------------------
17 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                            2004(b)
Net asset value, beginning of period                                   $10.35
Income from investment operations:
Net investment income (loss)                                              .06
Net gains (losses) (both realized and unrealized)                         .05
Total from investment operations                                          .11
Net asset value, end of period                                         $10.46

Ratios/supplemental data
Net assets, end of period (in millions)                                   $17
Ratio of expenses to average daily net assets(c),(e)                    1.49%(d)
Ratio of net investment income (loss) to average daily net assets       3.76%(d)
Portfolio turnover rate (excluding short-term securities)                 49%
Total return(f)                                                         1.06%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 3.86% for the period ended June 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
18 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                             2004(b)
Net asset value, beginning of period                                   $10.35
Income from investment operations:
Net investment income (loss)                                              .05
Net gains (losses) (both realized and unrealized)                         .03
Total from investment operations                                          .08
Net asset value, end of period                                         $10.43

Ratios/supplemental data
Net assets, end of period (in millions)                                    $4
Ratio of expenses to average daily net assets(c),(e)                    2.26%(d)
Ratio of net investment income (loss) to average daily net assets       3.12%(d)
Portfolio turnover rate (excluding short-term securities)                 49%
Total return(f)                                                          .77%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 4.63% for the period ended June 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
19 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                             2004(b)
Net asset value, beginning of period                                   $10.35
Income from investment operations:
Net investment income (loss)                                              .05
Net gains (losses) (both realized and unrealized)                         .03
Total from investment operations                                          .08
Net asset value, end of period                                         $10.43

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--
Ratio of expenses to average daily net assets(c),(e)                    2.27%(d)
Ratio of net investment income (loss) to average daily net assets       3.20%(d)
Portfolio turnover rate (excluding short-term securities)                 49%
Total return(f)                                                          .77%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 4.64% for the period ended June 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
20 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended June 30,                                             2004(b)
Net asset value, beginning of period                                   $10.35
Income from investment operations:
Net investment income (loss)                                              .06
Net gains (losses) (both realized and unrealized)                         .05
Total from investment operations                                          .11
Net asset value, end of period                                         $10.46

Ratios/supplemental data
Net assets, end of period (in millions)                                   $10
Ratio of expenses to average daily net assets(c),(e)                    1.17%(d)
Ratio of net investment income (loss) to average daily net assets       5.50%(d)
Portfolio turnover rate (excluding short-term securities)                 49%
Total return(f)                                                         1.06%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 3.54% for the period ended June 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
21 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                             2004(b)
Net asset value, beginning of period                                   $10.35
Income from investment operations:
Net investment income (loss)                                              .06
Net gains (losses) (both realized and unrealized)                         .06
Total from investment operations                                          .12
Net asset value, end of period                                         $10.47

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--
Ratio of expenses to average daily net assets(c),(e)                    1.13%(d)
Ratio of net investment income (loss) to average daily net assets       3.62%(d)
Portfolio turnover rate (excluding short-term securities)                 49%
Total return(f)                                                         1.16%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 3.50% for the period ended June 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
22 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP SECTOR SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Real Estate Fund (a series of AXP Sector Series, Inc.) as of June 30, 2004, and the related statements of operations, changes in net assets and the financial highlights for the period from March 4, 2004 (when shares became publicly available) to June 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Real Estate Fund as of June 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

August 20, 2004

--------------------------------------------------------------------------------
23 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held  with   Principal occupation during       Other directorships
                                Fund and length of    past five years
                                service
------------------------------- --------------------- --------------------------------- --------------------------------
Arne H. Carlson                 Board member  since   Chair, Board Services
901 S. Marquette Ave.           1999                  Corporation (provides
Minneapolis, MN 55402                                 administrative services to
Age 69                                                boards). Former Governor  of
                                                      Minnesota
------------------------------- --------------------- --------------------------------- --------------------------------
Philip J. Carroll, Jr.          Board member  since   Retired Chairman and CEO,         Scottish Power PLC, Vulcan
901 S. Marquette Ave.           2002                  Fluor Corporation (engineering    Materials Company, Inc.
Minneapolis, MN 55402                                 and construction) since 1998      (construction
Age 66                                                                                  materials/chemicals)
------------------------------- --------------------- --------------------------------- --------------------------------
Livio D. DeSimone               Board member  since   Retired Chair of the Board and    Cargill, Incorporated
30 Seventh Street East          2001                  Chief Executive Officer,          (commodity merchants and
Suite 3050                                            Minnesota Mining and              processors), General Mills,
St. Paul, MN 55101-4901                               Manufacturing (3M)                Inc. (consumer foods), Vulcan
Age 70                                                                                  Materials Company
                                                                                        (construction materials/
                                                                                        chemicals), Milliken & Company
                                                                                        (textiles and chemicals), and
                                                                                        Nexia Biotechnologies, Inc.
------------------------------- --------------------- --------------------------------- --------------------------------
Anne P. Jones                   Board member  since   Attorney and Consultant
901 S. Marquette Ave.           1985
Minneapolis, MN 55402
Age 69
------------------------------- --------------------- --------------------------------- --------------------------------
Stephen R. Lewis, Jr.*          Board member  since   Retired President and Professor   Valmont Industries, Inc.
901 S. Marquette Ave.           2002                  of Economics, Carleton College    (manufactures irrigation
Minneapolis, MN 55402                                                                   systems)
Age 65
------------------------------- --------------------- --------------------------------- --------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
24 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age              Position held  with   Principal occupation during       Other directorships
                                Fund and length of    past five years
                                service
------------------------------- --------------------- --------------------------------- --------------------------------
Alan K. Simpson                 Board member  since   Former three-term United States
1201 Sunshine Ave.              1997                  Senator for Wyoming
Cody, WY 82414
Age 72
------------------------------- --------------------- --------------------------------- --------------------------------
Alison Taunton-Rigby            Board member since    Founder and Chief Executive
901 S. Marquette Ave.           2002                  Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester
Age 60                                                Biotech since 2000; prior to
                                                      that, President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
------------------------------- --------------------- --------------------------------- --------------------------------

Board Member Affiliated with AEFC**

Name, address, age              Position held  with   Principal occupation during       Other directorships
                                Fund and length of    past five years
                                service
------------------------------- --------------------- --------------------------------- --------------------------------
William F. Truscott             Board member  since   Senior Vice President - Chief
53600 AXP Financial Center      2001,  Vice           Investment Officer of AEFC
Minneapolis, MN 55474           President  since      since 2001. Former Chief
Age 43                          2002                  Investment Officer and Managing
                                                      Director, Zurich Scudder
                                                      Investments
------------------------------- --------------------- --------------------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
25 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held  with   Principal occupation during past   Other directorships
                                Fund and length of    five years
                                service
------------------------------- --------------------- ---------------------------------- --------------------------------
Jeffrey P. Fox                  Treasurer since       Vice President - Investment
50005 AXP Financial Center      2002                  Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
------------------------------- --------------------- ---------------------------------- --------------------------------
Paula R. Meyer                  President since       Senior Vice President and
596 AXP Financial Center        2002                  General Manager - Mutual Funds,
Minneapolis, MN 55474                                 AEFC, since 2002; Vice President
Age 50                                                and Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
------------------------------- --------------------- ---------------------------------- --------------------------------
Leslie L. Ogg                   Vice President,       President of Board Services
901 S. Marquette Ave.           General Counsel,      Corporation
Minneapolis, MN 55402           and Secretary
Age 65                          since 1978
------------------------------- --------------------- ---------------------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
26 --   AXP REAL ESTATE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees paid for the years ended June 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Sector Series, Inc. were as follows:

                        2003 - $28,629;                       2002 - $28,374

(b) Audit - Related Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Sector Series, Inc. were as follows:

                        2003 - $215;                          2002 - $207

(c) Tax Fees. The fees paid for the years ended June 30, to KPMG LLP for tax compliance related services for AXP Sector Series, Inc. were as follows:

                        2003 - $2,495;                        2002 - $2,350

(d) All Other Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Sector Series, Inc. were as follows:

                        2003 - None;                           2002 - $15


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2003 and 2002 were pre-approved by the audit committee with the exception of the 2002 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended June 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2003 - None;                          2002 - None

         The fees paid for the years ended June 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2003 - $71,000;                       2002 - $164,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2003 and 2002, respectively, were pre-approved by the audit committee. The exception was a 2002 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

         (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Sector Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          September 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          September 2, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          September 2, 2004